2001 GENERAL INCENTIVE PLAN

Purpose: The Riggs' General Incentive Plan is designed to provide the opportunity to participants of the Market Plan to realize earnings above and beyond their base pay, contingent on the success of the Bank and on their individual performance. The goal of this plan is to accomplish the following:

              1. Achieve or exceed the strategic goals of the primary business lines of the Bank;
              2. Align executive compensation to financial results of the Bank; and
              3. Reward and retain those who have contributed to the success of the Bank.

Eligibility:  Grades 55 and above, except those included in other incentive plans.

Plan Features:The General Incentive Plan award is based on the following factors:

              1.       Group and Corporate Financial Performance;
              2.       Individual Performance;
              3.       Grade Levels (55 through 64).

              The Bank uses the following performance measures to determine incentive funding based on the following grade/position categories:

              1. Corporate Executives (Grade 62 and Above): 100% of incentive funding will be derived from the Corporate Net Income performance.

              2.       Grade 55 - 61:
                       a. Line Executives in the following Groups will derive 50% of their incentive funding from Corporate Net Income performance and 50% from their respective Group Net Income performance:

                             o        Community Banking
                             o        International Banking
                             o        Relationship Banking
                             o        Riggs & Co.

                        b. Line Management in the following line groups will derive 80% of their incentive funding from the Net Income performance of their respective Group; and 20% for the Net Income performance of the
                             Corporation:

                             o        Community Banking
                             o        International Banking
                             o        Relationship Banking
                             o        Riggs & Co.

                         c. Staff Executives and Management Staff will derive 20% of their incentive funding from each of the above line groups for a total of 80%, based on the line group's Net Income performance and 20% from the Net Income performance of the Corporation.

                             o Staff Executives and Management Staff will also have their incentive award consideration based on effectively managing budget expenses. Failure to meet expense budget targets will result in a 10% reduction in the total incentive award.

                             o        Executive management will consider
                                      exceptions to address income and/or
                                      expenditures that are extraordinary or
                                      non-recurring and outside the control of the Plan participant.

Plan Year:             January 1, 2001 - December 31, 2001

Plan Administration:   Human Resources Group

Policy Administration: Incentive Plan Committee

Incentive Opportunity: Incentive awards are calculated as a percentage of the participant's market rate (mid-point of range) of pay. The table below displays the percentage target for each grade at 100% of Net Income performance goal and merit performance rating of 3. Actual awards will vary based on Net Income results at both the Group and Corporate level and the plan participant's individual performance.


-------------------------------- -----------------------------------------------
            Grade                                        Target Percentage
-------------------------------- -----------------------------------------------
           55 - 56                                             6%
-------------------------------- -----------------------------------------------
           57 - 59                                            10%
-------------------------------- -----------------------------------------------
           60 - 61                                            12%
-------------------------------- -----------------------------------------------
           62 and Above                                       16%
-------------------------------- -----------------------------------------------

Period of Performance & Timing
of Payment:            The plan is effective from January 1, 2001 through
                       December 31, 2001. Performance results are tallied at the end of the year reviewed by management and approved by the Compensation Committee of the respective Boards.
                       Incentives are then paid by the end of the first quarter following the Plan year.

Proration:             Any participant who joins the Bank or is promoted to a
                       grade 55 and above position during the plan year is eligible, for a prorated award based on the number of full months of participation. Proration is done on a monthly basis. Eligibility for a new plan participant starts on the first business day of the month following the date of hire or reclassification.

Payment Eligibility: In order to receive a payment from this Plan, the participant must be actively employed in an eligible position at the time payment is made. Plan participants who have terminated because of death, formal retirement, or disability will receive a prorated payment for the period of active employment in accordance with the above paragraph labeled Proration.

Tax & Benefit Implication of
Awards: Incentive payments under this plan are treated as ordinary income and will be subject to all applicable payroll taxes in the year in which payment is received. However, these payments will not be eligible for any deferrals into any Riggs Amended Pension Plan, the Riggs 401(k)Plan, nor will any 401(k) matching occur with respect to these payments. Also, these payments will only be used in computing employee benefits as described in the appropriate benefit plan documents.

Conditions:            Participants in the General Incentive Plan agree to
                       comply with the following:

                       1. Customers: During and for 12 months after the date on which the participant's employment with the Bank ends under any circumstances, the participant will not directly or indirectly, individually or as part of or on behalf of any other person, employer or entity, provide products or services to, or solicit, or attempt to solicit, for the purposes of providing products or services, that are similar to the Bank's products or services, any customer of the Bank with whom the participant had direct contact, in person or by phone or correspondence, on behalf of the Bank during the 12 months preceding the end of the participant's employment.

                       2. Employees: During and for 12 months after the date on which the participant's employment with the Bank ends under any circumstances, the participant agrees not, directly or indirectly, hire, or attempt to solicit for hire, on behalf of the participant or anyone else, any persons, who are or have been employed by the Bank, until at least 12 months after the participant's employment with the Bank ends.

                       3. This document does not in any way constitute an employment agreement. At all times while the participant is employed by the Bank, either before or after completion of the Introductory Period, the participant will be employed "at-will", that is, the participant's employment will continue only as long as it is mutually agreeable to the participant and the Bank. Either the participant or the Bank may end the employment relationship at any time with or without cause or notice. The "at-will" nature of the employment relationship can only be changed by written agreement signed by the participant and the Chief Operating Officer on behalf of the Bank.

Exceptions:            The Bank reserves the right to make adjustments required
                       to address extraordinary events and/or to modify or terminate this plan.






Acknowledged and Understood:
                              -----------------------         -----------------
                              Participant's Signature                Date
                                      -3-

                       General Incentive Plan Award Tables


Grades 55 - 56

                                                                Individual Performance Rating
                         --------------------- --------------------- --------------------- --------------------- -------------------
                                                       1-2                    3                     4                    5


------------------------ --------------------- --------------------- --------------------- --------------------- -------------------
                                  1                     0                     0                     4%                   5%
------------------------ --------------------- --------------------- --------------------- --------------------- -------------------
     Group/                       2                     0                     6%                    7%                   9%
------------------------ --------------------- --------------------- --------------------- --------------------- -------------------
   Corporate                      3                     0                     8%                   10%                  12%
------------------------ --------------------- --------------------- --------------------- --------------------- -------------------
   Performance                    4                     0                    10%                   12%                  16%
------------------------ --------------------- --------------------- --------------------- --------------------- -------------------
                                  5                     0                    12%                   16%                  22%
------------------------ --------------------- --------------------- --------------------- --------------------- -------------------



Grades 57 - 59
                                                               Individual Performance Rating
                         --------------------- --------------------- --------------------- --------------------- -------------------
                                                       1-2                    3                     4                    5


------------------------ --------------------- --------------------- --------------------- --------------------- -------------------
                                  1                     0                     0                     5%                   7%
------------------------ --------------------- --------------------- --------------------- --------------------- -------------------
      Group/                      2                     0                    10%                   12%                  14%
------------------------ --------------------- --------------------- --------------------- --------------------- -------------------
    Corporate                     3                     0                    14%                   16%                  20%
------------------------ --------------------- --------------------- --------------------- --------------------- -------------------
    Performance                   4                     0                    18%                   22%                  30%
------------------------ --------------------- --------------------- --------------------- --------------------- -------------------
                                  5                     0                    25%                   30%                  40%
------------------------ --------------------- --------------------- --------------------- --------------------- -------------------


Grades 60 - 61
                                                               Individual Performance Rating
                         --------------------- --------------------- --------------------- --------------------- -------------------
                                                       1-2                    3                     4                    5


------------------------ --------------------- --------------------- --------------------- --------------------- -------------------
                                  1                     0                     0                     7%                   9%
------------------------ --------------------- --------------------- --------------------- --------------------- -------------------
     Group/                       2                     0                    12%                   14%                  16%
------------------------ --------------------- --------------------- --------------------- --------------------- -------------------
   Corporate                      3                     0                    16%                   20%                  24%
------------------------ --------------------- --------------------- --------------------- --------------------- -------------------
   Performance                    4                     0                    25%                   30%                  40%
------------------------ --------------------- --------------------- --------------------- --------------------- -------------------
                                  5                     0                    40%                   45%                  60%
------------------------ --------------------- --------------------- --------------------- --------------------- -------------------


Grades 62 & Above
                                                                Individual Performance Rating
                         --------------------- --------------------- --------------------- --------------------- -------------------
                                                       1-2                    3                     4                    5


------------------------ --------------------- --------------------- --------------------- --------------------- -------------------
                                  1                     0                     0                     8%                  12%
------------------------ --------------------- --------------------- --------------------- --------------------- -------------------
    Group/                        2                     0                    16%                   18%                  22%
------------------------ --------------------- --------------------- --------------------- --------------------- -------------------
  Corporate                       3                     0                    22%                   26%                  30%
------------------------ --------------------- --------------------- --------------------- --------------------- -------------------
  Performance                     4                     0                    30%                   35%                  50%
------------------------ --------------------- --------------------- --------------------- --------------------- -------------------
                                  5                     0                    50%                   75%                  100%
------------------------ --------------------- --------------------- --------------------- --------------------- -------------------